1

UBS AG London Branch
5 Broadgate
London
EC2M 2QS
Allen & Overy
Serrano 73
28006 Madrid Spain
Tel + 34 91 782 98 00
Fax + 34 91 782 98 99
Our ref 0036335 - 0000808
25 October 2021
Dear Sir or Madam

UBS AG registration as a non-resident security-based swap dealer

1.

BACKGROUND
1.1

We understand that UBS AG, a bank authorised in Switzerland, is seeking to register with the United
States ( US
) Securities and

Exchange Commission (
SEC
) as a non-resident

security-based swap (
SBS )
dealer ( SBSD ).
1.2

To register as an SBSD with the SEC, a non-resident SBSD
1

such as UBS AG must attach an opinion
of counsel to Form SBSE, SBSE-A or SBSE-BD affirming that the SBSD can, as a matter of law:
(a)

provide the

SEC with

prompt access

to the

relevant books

and records

as defined

in paragraphs
3.3 to 3.5 ( Covered Books and Records
); and

(b)

submit to on-site

inspection and examination

of its Covered

Books and Records by

the SEC
( On-Site Inspection ).
1.3

Associated persons of UBS AG

located in Spain who effect

UBS transactions on behalf of

UBS AG
will be employed by the Spanish branch of UBS Europe SE ( UBS ESE ES ) which is incorporated in
Germany

and

authorised

to

provide

services

in

Germany

and

Spain

(among

other

jurisdictions).
Accordingly,

UBS ESE

ES

will

maintain certain

Covered Books

and

Records in

UBS ESE

ES

on
behalf of UBS AG.
1.4

You have asked us to issue

an opinion affirming

that (a) UBS

AG will be

able to provide

the SEC with
prompt access to

its Covered

Books and

Records that are

maintained by UBS

ESE ES in

Spain and
(b) UBS ESE ES can submit to On-Site

Inspection by the SEC of UBS ESE ES’ Covered Books

and
Records it maintains on behalf of UBS AG, in each case in accordance with paragraph 1.2 above
2
.
1.5

This opinion is structured as follows:
(a)

Section 2:

Summary of opinion;

(b)

Section 3:

Scope, assumptions and qualifications;

(c)

Section 4:

Revisions to applicable law;

1
    In the case of a corporation, an SBSD will be “non - resident” if it is incorporated in or has its principal place of business in any place not in the United States (see 17 Code of Federal Regulations ( CFR ) § 240.15Fb2-4(a)(2)). As UBS AG is incorporated in Switzerland, UBS AG fulfils this definition of a “non-resident” SBSD.
2
    In accordance with Assumption
10

of Annex 2, this

opinion does not cover

the direct provision of

Covered Books and Records

by UBS ESE
ES to the SEC as this information will instead be

provided to UBS AG London Branch and sent by UBS AG

London Branch to the SEC.

(d)

Section 5:

Reliance and confidentiality;
(e)

Annex 1: Opinion; and
(f)

Annex 2: Assumptions.

1.6

For the purposes

of this opinion,

the legal or

natural person imparting the

information subject to

the
duty of

confidentiality will

be the
Rights Holder
and the

person receiving

that information,

in this
case UBS ESE ES, will be the Recipient.

2.

SUMMARY OF OPINION
Subject to the assumptions and qualifications below it is our opinion that:
2.1

UBS ESE

ES can,

as a

matter of

applicable Spanish

law,

submit to

On-Site Inspection

by the

SEC.
There is no restriction on UBS ESE

ES submitting to On-Site Inspection by the

SEC. The remainder
of this opinion focuses on UBS

ESE ES’ ability to disclose

information contained in Covered Books
and Records to

the SEC in

the course of

On-Site Inspection in Spain

and the ability to

provide UBS
AG London Branch with prompt access to Covered Books and Records.
2.2

UBS

ESE

ES

can,

as

a

matter

of

applicable

Spanish

law,

provide

the

SEC

with

prompt

access

to
Covered Books

and Records

held by

UBS ESE

ES in

Spain either

by disclosure

of Covered

Books
and Records

to UBS

AG London

Branch for

the purpose of

providing information to

the SEC

or to
the SEC in the course of On-Site Inspections in Spain
3
.
Data Protection
4

2.3

Disclosures of personal data (particularly special categories of data or criminal data) relating to UBS
ESE ES’

clients and

staff are

subject to

certain restrictions

under the

Data Protection

Laws, particularly
where this involves

a cross-border transfer

to a country

or territory the

EU has not

found to have

an
‘adequate’ data protection regime. However, there are certain legal bases for making disclosures, and derogations from

the prohibition

on international transfers,

that would

be available

to UBS

ESE ES
were it

to

be required

by the

SEC to

make available

personal data

either by

disclosure of

Covered
Books and Records to UBS AG London Branch for the purpose of providing information to the SEC
or to the SEC in the course of On-Site Inspections in Spain.

2.4

We

anticipate that the legitimate interest legal basis for processing is likely to be the most applicable
ground under the EU GDPR and Spanish

DPA to enable disclosure of Covered Books and Records to
the SEC and to permit On-Site Inspection.

2.5

Where

UBS

AG

London

Branch

makes

onward

transfers

to

the

SEC

in

the

US

of

personal

data
received from

UBS ESE

ES on

the basis

of the

legitimate interests

derogation,

UBS ESE

ES must
inform the Spanish Data

Protection Authority and

data subjects prior

to the transfer:

we note that

UBS
ESE ES would need to assess the ability to rely on this derogation in each case.

Credit institutions’ duty of confidentiality
2.6

Spanish law sets out a duty of confidentiality applicable to UBS ESE ES – it is a Spanish branch of a credit institution and

so is subject

to Spanish rules on

organisation and discipline

of credit institutions.
By virtue of this, UBS ESE ES is obliged

to keep confidential information on its customers'

balances,
positions,

transactions

and

other

operations,

which

shall

not

be

communicated

to

third

parties

or
3

Where a restriction on the ability

to transfer personal data or to

disclose confidential information applies, consent from th
e Rights Holder,
validly given in accordance with the relevant standard for

consent under each applicable legal obligation, would

allow for such information
to be

lawfully transferred

to the

SEC or

disclosed to

the

SEC during

On-Site Inspection.

Please note

that valid

consent is

assumed in
Assumption
4.

4
    Please refer to section
1

of
Annex 1

for definitions of Data Protection Laws, EU GDPR

and the Spanish DPA.

0036335-0000808 UKO1: 2005598297.13

publicly disclosed.

This duty

only applies

to information

held or

controlled by

UBS ESE

ES that

relates
to its customers.
2.7

Nevertheless, disclosure with consent, or under another recognised exception, would not amount to a breach of these legal duties. Ideally, the consent should specify not only the purpose of the disclosure
(to

provide

UBS

AG

London

Branch

with

access

to

the

Covered

Books

and

Records

in

order

to
forward

this

information

to

the

SEC),

but

also

which specific

entities

will

be

the

recipients

of

the
Covered Books and Records

(UBS AG London Branch).

However, the consent clause agreed

with the
client

could

be broad

enough that

any

UBS entity

could

be

entitled to

have access

to

the

Covered
Books

and

Records

and

could

be

delivered

to

the

SEC.

In

this

regard,

it

should

be

noted

that

in
accordance

with

assumption

4

(set

out

in

Annex

2)

UBS

ESE

ES

has

obtained

or

will

obtain

the
necessary consents. On that basis, UBS ESE ES would not breach the duty of confidentiality.
2.8

In addition, disclosure to

a supervisory authority is

also exempted from confidentiality. Therefore, the
disclosure

to

the

Spanish

National

Securities

Market

Commission

(
CNMV
)

in

exercise

of

its
supervisory powers on

the grounds of

a request in

the context of

a cooperation with

the supervisory
authorities of a third country such as the SEC

(such cooperation being a specific power of

the CNMV
recognised by Spanish law) would also be, in our view,

deemed exempted for the On-Site Inspection
to the extent the

request for the On-site Inspection

is made to the

regulatory authorities of UBS

ESE
and it is

covered by

the cooperation

arrangements with

the CNMV

or the

ECB.

This request

to conduct
On-Site Inspection

should be

addressed to

the relevant

legal entity

subject to

the duty

of confidentiality
(in

this

case, UBS

ESE

or

UBS ESE

ES)

by the

relevant supervisory

authority (the

CNMV or

the
ECB)

in the

context of

a cooperation

with the

supervisory authorities

of a

third country

such as

the
SEC, and

not under

a demand

addressed to

a branch

of

a third

country credit

institution (UBS

AG
London Branch).
Spanish authorities arrangements with the SEC
2.9

In 1992, the CNMV and the SEC signed a Memorandum of Understanding (the 1992   CNMV MoU )
5

for cooperation between

authorities, agreeing to

provide each other

with all the

assistance permitted
by

their

respective

regulations,

including

in

relation

to

granting

information

and

documents

from
persons, and conducting inspections or reviews of entities carrying out securities market activities for
their own account or for the account of others.

Although the 1992

CNMV MoU is

recognised as a

mere statement of

intent and does

not imply the
imposition of any legal obligations on either partynor can it in any way operate as a substitute for the local law applicable

in each case,

the CNMV has

broad supervisory powers

conferred by Spanish

law
6

and

the

exercise of

these powers

in

the

context of

a

cooperation by

the

CNMV with

third

country
supervisory authorities such as the SEC would waive the application of the confidentiality duties that apply to UBS ESE ES.
2.10

Additionally,

on

August 16,

2021,

the

SEC and

the

European

Central

Bank (
ECB )
7

have

signed a
Memorandum of Understanding (the ECB MoU ).
8

5

Memorandum of

Understanding between

the Securities

and Exchange

Commission of

the United

States and

the Comisión

Nacional del

Mercado de Valores

of Spain for

consultation and cooperation

in the application

of legal provisions

relating to securities

markets, 8 July
1992

(
Memorandum

de

Entendimiento

entre

la

Securities

and

Exchange Commission

de

Estados

Unidos

y

la

Comisión

Nacional

del
Mercado de Valores

de España para la realización de consultas y cooperación en la aplicación de las disposiciones legales relativas a los mercados de valores, de 8 de julio de 1992 ).
6

Article 234 of the Royal Legislative Decree 4/2015, of 23 October, approving the revised text of the Securitie
s Market Law.
7

As UBS ESE qualifies as a “significant institution”

within the meaning of Art. 6(4) of the Regulation der

(EU) No. 1024/2013
(the Single
Supervisory Mechanism Regulation
), it is, as regards prudential supervision, also subject to direct supervision by the ECB.
8

The

Memorandum of

Understanding between

the

United States

Securities and

Exchange Commission

and

the

European Central

Bank
concerning consultation, cooperation and the exchange of information related to the supervision and oversight of certain cross-border over-
the-counter derivatives entities

in connection

with the

use of

substituted compliance by

such entities dated

16 August

2021 (available

at
https://www.bankingsupervision.europa.eu/legalframework/mous/html/ssm.mou_2021_sec~220403db9b.en.pdf ).

0036335-0000808 UKO1: 2005598297.13

2.11

Lastly, on October 21,2021, the

SEC, the CNMV

and the Bank

of Spain (
BoS
) signed a

Memorandum
of

Understanding

(the
2021

MoU
)
9

regarding

consultation,

cooperation

and

the

exchang
e

of
information

in

the

supervisory

and

oversight

of

certain

over-the-counter

derivatives

entities

that
operate on a

cross-border basis

in the United

States and

Spain in connection

with the use

of substituted
compliance by such entities.
Privacy and Human Rights
2.12

Protection

for

the

general

fundamental

right

to

“
respect

for

private

and

family

life,

home

and
correspondence
” is

enshrined in

Article 8

of the

European Convention

on Human

Rights (
ECHR ).
This right

is directly

applicable in

Spain. Actions

in respect

of Article

8 ECHR

require a

separate cause
of action, such as

an action arising from

a wrongful act

or other legal obligation,

such as under the

EU
GDPR and Spanish DPA.

2.13

Article 8 ECHR is,

as it were, the legal

foundation on which the

EU GDPR has been

based. The EU
GDPR is detailing the fundamental

right laid down in Article 8

ECHR. Thus, Article 8 ECHR

and the
EU GDPR

are intertwined with

each other. As long

as the provision

of information

to the SEC

by UBS
ESE ES falls entirely within the scope of and is in compliance with the EU GDPR and Spanish DPA, we consider the general fundamental right set out in Article 8 ECHR will be protected.

This summary opinion is not a substitute for the full expression of our views set out in Annex 1.
3.

SCOPE, ASSUMPTIONS AND QUALIFICATIONS
3.1

This opinion relates solely to access provided to the SEC by UBS AG, through its London branch, of
Covered Books

and Records held

on its

behalf by

UBS ESE ES

in Spain

and On-Site

Inspection of
UBS ESE

ES by

the SEC

in

Spain. This

opinion applies

equally to

remote access

from the

United
States to Covered Books and Records held in Spain. This opinion excludes books and records held in the US. Where matters considered in

this opinion are not governed by laws

applying to the entirety of
Spain,

this

opinion

relates

solely

to

matters

of

Spanish

law

and

European

Union

(
EU
)

law

that

is
directly applicable in Spain (i.e.

regulations pursuant to Art. 288(2) of the

Treaty on the Functioning
of the European Union).
3.2

This opinion has been prepared in accordance with UBS AG’s specific instructions as to the scope of the opinion. For this purpose you have issued us with guidance from a third party US law firm which we have used to inform the scope of our opinion.
3.3

This opinion

only covers

access to

and the On-site

Inspection of

Covered Books

and Records.

Covered
Books and Records include only those books and records which:
(a)

relate to the US business
10

of the non-resident SBSD.
11

These are the records that relate to an
SBS that is either:
(i)

entered into, or offered to be entered into, by or on behalf of the non-resident SBSD,
with a “U.S. Person”

as defined in 17

CFR § 240.3a71-3(a)(4)
12

(
US Person ) (other
than an SBS conducted through a foreign branch of such US Person
13
); or
9
    Memorandum
of Understanding

between
the Securities and

Exchange Comm
ission of the

United States,
the Comisión Nacional

del Mercado
de Valores of Spain and the Bank of Spain concerning consultation, cooperation and the exchange of information related to the supervision and oversight

of certain

cross-border over-the-counter

derivatives entities

in connection

with the

use of

substituted compliance

by such
entities.
10
    As defined in 17 CFR §240.3a71 - 3(a)(8).
11
    Cross -
Border Application of Certain [SBS] Requirements,

85 Fe
d.   Reg. 6270, 6296 (Feb. 4, 2020) (the SEC Guidance
).

12
    A “ U.S. person
” means any person

that is “
(i) a natural person

resident in the U.S.; (ii)

a partnership, corporation,

trust, investment vehicle,
or other legal person organized,

incorporated, or established under the laws of the

United States or having its principal place of

business
in the United States; (iii) an account (whether

discretionary or non-discretionary) of a U.S. person; or (iv) an estate of a decedent who was
a resident of the United States at the time of death. ” 17 CFR § 240.3a71-3(a)(4).
13
    A “ foreign branch ” means “ any branch of a U.S. bank if: (i) the branch is located outside of the United States; (ii) the branch operates for valid business reasons;

and (iii) the

branch is engaged

in the business

of banking and

is subject to

substantive banking regulation

in the
jurisdiction where located. ” (17 CFR § 240.3a71-3(a)(2)). An “ SBS conducted through a foreign branch ” means an SBS that is “ arranged,

(ii)

arranged, negotiated, or executed by

personnel of the non-resident SBSD

located in a
branch in the United States ( US branch
) or office or by personnel

of an agent of the
non-resident SBSD located in a US branch or office;
14

or
(b)

constitute

financial

records

necessary

for

the

SEC

to

assess

the

non-resident

SBSD’s
compliance with the SEC’s margin and capital requirements, if applicable.
15

3.4

Further

to

Assumption

1,

this

opinion

is

limited

to

those

types

of

records

that

are

relevant

to
prudentially regulated SBSDs,

which excludes financial

records as noted

in paragraph 3.3(b)

above.

For this opinion, the term “Covered Books and Records” extends to these record types alone.
3.5

This opinion covers data relating to:
(a)

SBS transactions

concluded between UBS

AG (through

its associated

persons employed by
UBS ESE ES) and

US Person counterparties,

insofar as this data

is held on behalf

of UBS AG
by UBS ESE ES

(e.g. voice recordings

and client communications)

(these transactions will

be
concluded by

staff of UBS

ESE ES

acting in the

name and

for the account

of UBS

AG London
Branch and

so some

data relating

to such

transactions will

be held

by UBS

AG London

Branch
in the United

Kingdom (
UK
) – access

to Covered Books

and Records and

On-Site Inspections
by the SEC of data that is held in Spain is not within scope of this opinion); and
(b)

the activities of

the staff of

UBS ESE ES

pertaining to UBS

AG’s

SBS transactions that are
also arranged,

negotiated, or

executed by

personnel of

UBS AG

located in

a US

branch or
office or by

personnel of an agent

of UBS AG located in

a US branch or

office (irrespective
of whether UBS AG’s counterparty is a US Person or a non-US Person).
This opinion only

covers transactions

entered into by

UBS AG

where UBS ESE

ES is acting

on behalf
of UBS AG.

This opinion does

not cover data

relating to SBS

transactions concluded between

UBS
ESE

ES

and

its

own

counterparties

(even

though

UBS

ESE

ES

may

be

relying

on

the

counting
exemption set out in 17 CFR § 240.3a71-3(d) for such transactions, we are instructed that this data is not relevant for the purposes of 17

CFR § 240.15Fb2-4(c) and so this data is

not within scope of this
opinion).
3.6

The issues

addressed in

this opinion

apply equally

across the

different document

types which

constitute
the Covered Books and

Records based upon the

information actually contained

in each of the relevant
Covered Books and Records. We have not examined any such documents or records.

3.7

In giving this opinion, we have made the further assumptions set out in Annex 2.

3.8

No opinion is expressed on matters of fact.

3.9

As a

practical matter,

it may

be particularly

difficult to

establish that

consent is

freely given

where
information relates to

UBS ESE ES

staff because consent

is very difficult to

rely on in

an employment
context, due to the inherent imbalance of power between an employer and its staff (for example, staff may believe

there could

be negative

consequences should

they refuse

to give

consent). Further,

consent
will only be valid if UBS ESE ES

offers

its staff a genuine choice over how the

data is used and will
only continue to

be an appropriate

legal basis if

UBS ESE ES

also offers

its staff the

opportunity to
withdraw consent at any time. Where consent is relied upon in this opinion, it is on the basis that this practical

matter

has

been

overcome.

Where

consent

is

not

available

as

a

legal

basis

for

disclosure
negotiated, and executed by

a U.S. person

through a foreign

branch of such

U.S. person if:

(A) the foreign

branch is the

counterparty to
such security-based swap transaction; and (B) the

security-based swap transaction is arranged, negotiated, and executed on behalf of the
foreign branch solely by persons located outside the United States. ” (17 CFR § 240.3a71-3(a)(3)(i)).
14
    17 CFR   §   240.3a71 - 3(a)(8)(i)(B).
15

The requirement

set out

in this

paragraph
3.3(b)

does not

apply to

UBS AG

because it

is not

subject to

the SEC’s

margin and

capital
requirements as it is assumed that UBS AG has a prudential

regulator – please see Assumption
1

set out in
Annex 2.

0036335-0000808 UKO1: 2005598297.13

(including where

valid consent

cannot be

obtained), UBS

ESE ES

may be able

to rely

on an alternative
basis for disclosure (e.g. the public interest exception).
4.

REVISIONS TO APPLICABLE LAW

4.1

We

note

that

the

SEC

rules
16

require

a

non-resident

SBSD

to

re-certify

within

90

days

after

any
changes in the legal or regulatory framework that would:
(a)

impact the ability of the SBSD to provide prompt access to its Covered

Books and Records;

(b)

impact the

manner in

which it

would provide

prompt access

to its

Covered Books

and Records;
or
(c)

impact the ability of the SEC to conduct On-Site Inspections.
4.2

Upon a change in law or regulatory framework of the sort outlined in paragraph 4.1 above, the SBSD
is required to submit a revised opinion describing how, as a matter of law,

the SBSD will continue to
meet its obligations.

4.3

This opinion

relates solely to

the laws

of Spain

and EU

law that

is directly

applicable in

Spain (i.e.
regulations pursuant to Art. 288(2) of the

Treaty on the Functioning of

the European Union), in each
case, in

force as

at the

date of

this opinion.

We

have no

obligation to

notify any

addressee of

any
change in any applicable law or its application after the date of this opinion.
5.

RELIANCE AND CONFIDENTIALITY
5.1

This opinion is given

for the sole benefit of

the addressee.

It may not be relied

upon by anyone else
without our prior written consent.
5.2

This

opinion

is

not

to

be

disclosed

to

any

person

outside

of

UBS

AG’s

group

or

used,

circulated,
quoted or otherwise referred to for any

other purpose. However, we agree that

a copy of this opinion
letter may be disclosed:

(a)

where

disclosure is

required

or

requested

by

any

governmental, banking,

taxation

or

other
regulatory authority or similar body having jurisdiction over

UBS AG (including to the SEC
as

part

of

UBS

AG’s

SBSD

registration

application) or

by

the

rules

of

any

relevant

stock
exchange or pursuant to any applicable law or regulation; and

(b)

to

UBS

AG’s

affiliates,

and

any

of

their

officers,

directors,

employees,

auditors,

insurers,
reinsurers, insurance brokers and professional advisors (in their capacity as such).
5.3

Any such disclosure

must be made

on the basis

that it is

for information purposes only,

no recipient
may rely

on this advice,

no client-lawyer relationship between

us and the

recipient arises following,
or as a

result of, any

such disclosure. We assume no

duty or liability

to any recipient,

and any recipient
under paragraph 5.2(b) above will be subject to the same restrictions on disclosure as set out above.
5.4

We

assume no obligation

to advise

you or

any other person

or to

make any

investigations as to

any
legal

developments

or

factual

matters

arising

subsequent

to

the

date

hereof

that

might

affect

the
opinions expressed herein.

16
    17 CFR §   240.15Fb2 - 4(c)(2).

0036335-0000808 UKO1: 2005598297.13

Yours

faithfully,

Allen &Overy

0036335-0000808 UKO1: 2005598297.13

ANNEX 1
OPINION
1.

DATA

PROTECTION
1.1

The

General

Data

Protection Regulation

2016/679

(
EU

GDPR
)

and the

Organic

Law

3/2018

of

5
December

on

the

Protection

of

Personal

Data

and

Guarantee

of

Digital

Rights

(
Spanish

DPA
)
(together, the Data Protection Laws
) will apply to

UBS ESE ES’ disclosure

of Covered Books and
Records to UBS AG

London Branch for the

purpose of providing information to

the SEC and to

the
SEC in the

course of On-Site Inspections,

to the extent that

these comprise or contain

personal data.
Personal

data

is

data

relating

to

an

identified

or

identifiable

living

individual,

so

may

extend

to
information on UBS ESE ES’s staff as well as clients.

1.2

Under

the

Data

Protection Laws,

specific

additional restrictions

apply

for

data

relating

to

criminal
convictions and offences.

These laws also

impose heightened restrictions

on the processing

of ‘special
category data’

– this

is data

that reveals

racial or

ethnic background,

political opinions,

religious or
philosophical

beliefs,

or

trade

union

membership,

genetic

data,

biometric

data

when

used

for

ID
purposes, health information, data concerning sex life

or sexual orientation. As special category

data
are less likely

to be

relevant in

the context

of UBS

ESE ES’

disclosures to

the SEC,

the laws

applicable
to this data have not been considered in detail in this opinion.
1.3

Key restrictions in

the Data Protection

Laws relating to

UBS ESE ES’ ability

to disclose personal

data
to the SEC are set out below.
Legal basis for the disclosure
1.4

UBS ESE ES requires a legal basis

under Article 6 of the EU GDPR

and the Spanish DPA to disclose
personal data to the

SEC in the course

of On-Site Inspections

and to provide

UBS AG London Branch
with access to

its Covered Books

and Records for

the purpose of

providing information to

the SEC.
Data cannot be

disclosed if

doing so would

breach another

legal requirement under

applicable Spanish
law (e.g. confidentiality

duties –

please see

section 2).

Whilst there

are a

number of

Article 6

legal
bases on which

UBS ESE ES

may seek to

rely,

none on its

own is so

comprehensive as to

cover all
disclosures

of personal data

to the SEC,

so UBS ESE

ES will

need to consider

the most appropriate
legal basis to apply to any given situation.
1.5

The Article

6 legal

bases that seem

the most

relevant and applicable

to UBS

ESE ES, together

with
their respective limitations, are as follows:
(a)

Consent (Article 6(1)(a))
: In order for consent

to be valid under the

Data Protection Laws, it
must satisfy

the high

standard of

being a

freely-given, specific,

informed and

unambiguous
indication of wishes.

As a practical

matter, in Spain, it

would be very difficult

to establish that
consent is

freely given

where information

relates to

UBS ESE

ES staff,

in

an employment
context,

due

to

the

inherent

imbalance

of

power

between

an

employer

and

its

staff

(for
example, staff

may believe there

could be negative

consequences should they

refuse to give
consent). Further, consent will only

be valid if UBS ESE ES

offers its staff a

genuine choice
over how the data is used, and will only

continue to be an appropriate legal basis if

UBS ESE
ES also offers its staff the opportunity to withdraw consent at any time.

0036335-0000808 UKO1: 2005598297.13

(b)

Legitimate interests (Article

6(1)(f))
: This is

a more flexible

legal basis for

processing that

can
apply to a multitude

of business purposes,

including with respect

to ensuring compliance

with
regulatory obligations. To rely on the legitimate interests ground, UBS ESE ES must:

(i)

identify its,

or a

third party’s legitimate

interest (this

can include

commercial interests,
individual

interests

or

broader

societal

benefits)

in

complying

with

the

SEC’s
disclosure request;
(ii)

show that

the

disclosure of

documents to

the SEC

is

necessary for

achieving these
interests; and

(iii)

balance

these

interests

against

the

competing

interests,

rights

and

freedoms

of

the
individuals concerned, and satisfy itself that those interests do not outweigh its own.

If individuals would not

reasonably expect the disclosure,

or if the

disclosure would
cause

unjustified

harm

to

the

individuals,

the

interests

of

those

individuals

would
likely override the interests of UBS ESE ES or the third party.
An individual has the right to object

to the disclosure of their data to the SEC

under this basis
for processing, and UBS

ESE ES would need

to demonstrate ‘compelling’

legitimate grounds
to process the data that override the rights, freedoms and interests of that individual.
The balancing of

legitimate interests against

the competing interests,

rights and freedoms

of
the

individuals

concerned should

be

made

on

a

case-by-case

basis

and

should

consider all
available facts.

In particular, Recital

47 of

the GDPR

states that,

when balancing

their interests
against

those

of

the

individuals

concerned,

controllers

should

take

into

account

“
the
reasonable expectations

of data

subjects based

on their

relationship with

the controller
”. With
this

in

mind,

UBS

ESE

ES

may

argue

that

its

interests

are

not

outweighed by

those

of

its
clients or its employees on the basis that:
(A)

clients are

aware, due

to

statements contained

in their

terms

of business

with UBS
AG,

of

the

US

nexus

when

they

engage

in

SBS

transactions

and,

due

to

their
understanding as

sophisticated investors,

that regulatory

oversight will

be exercised
by

the

SEC,

which

may

entail

certain

information

regarding

their

transactions,
including in some cases their personal data, to be disclosed to the SEC;

and
(B)

the employees whose

personal data may

be disclosed to

the SEC understand

their role
will involve SEC

oversight due

to their being

classified as

‘associated persons’

for the
purposes of SBS

transactions and understand

that, as a

result, certain of their

personal
data

may

be

disclosed

to

the

SEC.

More

specifically,

each

associated

person

is
required

to

complete

an

‘SBS

associated

person

questionnaire’,

which

provides
advance notice that

their activities may

involve the

disclosure of their

personal data
to the SEC and

potentially require them to undertake

interviews with the SEC.

Each
employee that is an

associated person is also

required to agree or

acknowledge their
understanding

that

their

data

may

be

provided

to

the

SEC

in

connection

with

the
SEC’s oversight of SBS transactions.
In addition, while focused on the relationship

between the SEC and the CNMV, the existence
of the 2021MoU arguably reflects an acceptance in Spain that the SEC has a duty to regulate
SBS markets and may need to access information

maintained by financial institutions located
in

Spain

for

this

purpose.
17

This

argument

is

further

supported

by

the

ECB

MoU,

which
similarly reflects an understanding of the SEC’s

duties and an acceptance regarding the need
for information, including personal data, to be provided to the SEC.
18

17
    Please refer to Articles IV and V of the 2021 MoU.
18

For the

avoidance of doubt,

we note however

that neither
the 1992

CNMV
MoU nor

the ECB

MoU stipul
ates any

exemptions from

the
compliance with applicable data protection rules under

the GDPR, including from the international transfer rules.

0036335-0000808 UKO1: 2005598297.13

Also relevant to this balancing of interests are that the SEC will:
(1)

restrict its

information requests

for, and

use of,

any information

to only

the information
that

it

requires

for

the

legitimate

and

specific

purpose

of

fulfilling

its

regulatory
mandate

and

responsibilities

and

to

prevent

and/or

enforce

against

potential illegal
behaviour, with the type

and amount of personal data requested being

targeted based
on risk and related to specific clients and accounts, and employees;
19

and
(2)

information,

data

and

documents

received

by

the

SEC

are

maintained

in

a

secure
manner and only disclosed pursuant to strict US confidentiality laws
20
.
(c)

Disclosure is

necessary for

compliance

with a

legal obligation

to which

UBS ESE

ES is

subject
(Article 6(1)(c))
: There must be a

Spanish nexus in order for

UBS ESE ES to be

able to rely
on this legal basis.

Article 6(3) of

the EU GDPR

and Article 8(1)

of the Spanish DPA

requires
that the

legal obligation must

be laid down

by a

Spanish rule with

the status of

a law (other
instruments such

as decrees

or regulations

will not

be sufficient)

or EU

law,
21

although this
does not

have to

be an

explicit statutory

obligation, as

long as

the application

of the

law is
foreseeable to UBS ESE ES as the person subject to it.
22

In the context of this legal basis

for processing, a direct request from the SEC in

the absence
of a

Spanish legal

requirement (e.g.

a lawful

request from

the CNMV

in the

exercise of

its
powers)

would

not

justify

the

disclosure

as

being

necessary

for

compliance

with

such

an
obligation.
(d)

Disclosure is necessary

for the performance

of a task

carried out

in the public

interest (Article
6(1)(e))
: There must

be a

Spanish nexus in

order for UBS

ESE ES to

be able to

rely on this
legal basis.

Article 8(2)

of the

Spanish DPA

requires that

the task

carried out

in the

public
interest derives

from the

powers conferred

by a

Spanish rule

with the

status of

a law

(other
instruments such as decrees or regulations will not be sufficient) or EU law.
In the context

of this legal

basis for processing,

a direct request

from SEC in

the absence of
powers conferred by a

Spanish rule with the

status of a law

or EU law (e.g.

a lawful request
from

the

CNMV

in

the

exercise

of

its

powers)

would

not

justify

the

disclosure

as

being
necessary for the performance of a task carried out in the public interest.
1.6

Based upon the above,

the

legitimate interests basis

for processing is

likely to be the

most appropriate
Article 6 ground on which UBS ESE ES could rely in relation

to its disclosure of Covered Books and
Records

to

the

SEC and

to permit

On-Site

Inspection.

However,

to

rely

on

the

legitimate interests
ground, UBS ESE ES needs to undertake a balancing test as outlined above.
1.7

It is

considered very

unlikely that

data included

in Covered

Books and

Records or

disclosed to

the
SEC during On-Site Inspections will

include special categories of data.

Further, UBS ESE

ES might
not

hold

all

information

described

in

17

C.F.R.

§§.18a-5(b)(8)(i)(A)

through

(H)

or

240.18a-
5(a)(10)(i)(A) through

(H), as

the case

may be,

for an

associated person

who is

not a

US Person.
23

However, to the extent that this does occur, and such information is held by UBS ESE ES in addition to an Article 6 legal basis, UBS ESE ES will

need to establish an additional legal basis

for processing
under Article 9 of the EU GDPR and the Spanish DPA

if it discloses special categories of data to the
19
    Please refer to Assumptions
6

and
8

in Annex 2, as well as section 5 of the 1992 CNMV MoU and Article II and paragraph 49 of the ECB
MoU.
20
    Please refer to Assumption
9

in Annex 2, as well as section 6 of the 1992 CNMV MoU and

paragraph 56 of the ECB MoU.
21

Article 8(1)

of the
Spanish DP A
establishes that

such
  Spanish
rule with

the status of

a law
or EU law
may: (i)

determine
the general

conditions
of the processing and the types of

data to be processed as well as

the transfers that may take place as

a result of compliance with the legal
obligation; and (ii) impose special conditions on the processing, such as the adoption of additional security measures.
22
    Recital 41 EU GDPR .
23
    As we understand is as defined in 17 C.F.R. §240.3a71 - 3(a)(4)(i)(A) .

0036335-0000808 UKO1: 2005598297.13

SEC. Other

than valid

consent
24

when applicable

for certain

special categories

of data
25

and public
interest due

to the

limitations

discussed in paragraphs

1.5(a) and

(d) above, the

Article 9 legal

basis
that may be applicable to disclosure of Covered Books and Records is processing is necessary for the
establishment,

exercise

or

defence

of

legal

claims

or

whenever

courts

are

acting

in

their

judicial
capacity

(Article

9(2)(f)).

However,

please

note

that

there

is

no

guidance

from

the

Spanish

Data
Protection

Authority

on

the

applicability

of

this

particular

legal

basis

and

that

it

is

also

uncertain
whether this legal basis can be extended to this case.
1.8

Similarly, processing of

personal data

relating to

criminal convictions

and offences

is highly

restricted,
and can only

be disclosed where is

authorised by a

rule of EU

law,

by the Spanish

DPA

or by other
Spanish laws or rules

that have the force

of law. In the absence of such

rule of EU law, by the Spanish
DPA or by other Spanish laws or rules – and we

are aware of no such law

or rule that would authorise
this disclosure

to the

SEC –

UBS ESE

ES could

not disclose

these personal

data to

the SEC.

In practice,
this restriction

on UBS

ESE ES

is dealt

with by

this information

being provided

and/or transferred
directly by the individual

(here, staff of UBS ESE ES) to the requesting party (here, the SEC).
Data protection principles
1.9

In addition to establishing a legal basis for the disclosure, UBS ESE ES would need to ensure that its disclosures are compliant with the remaining

requirements under the Data Protection

Laws, including
the data protection principles set out in Article 5 of the EU GDPR.

For example, UBS ESE ES must:
(a)

be

transparent with

those whose

personal data

is

to

be

disclosed to

the

SEC, who

must

be
provided

with

fair

processing

information

(usually

in

the

form

of

a

privacy

notice

or
statement);
(b)

with

respect

to

the

data

itself,

ensure

that

it

only

provides

personal

data

that

is

adequate,
relevant and limited

to what is

necessary in relation

to the purposes

of its regulatory

activities;

(c)

be careful to avoid participating

in ‘data dumps’ and should

consider withholding documents,
anonymising personal data

(or pseudonymising

data where full

anonymisation is not

possible)
and redacting personal data from documents as appropriate;
(d)

ensure that the data is accurate and, where necessary, kept up to date;
(e)

keep the personal data

in a form that enables

identification of individuals for

no longer than is
necessary for the purposes for which the personal data is processed;

and
(f)

ensure

that

the

confidentiality

and

integrity

of

personal

data

is

maintained,

and

as

such,
implement appropriate security measures (e.g. encryption) to protect the personal data.
1.10

Whilst it is possible

that the SEC has

taken these principles

into account in its

request for access

to the
Covered Books and Records,

responsibility remains with UBS

ESE ES to

verify this and

implement
its own compliance measures.
International transfers
1.11

The

general

principle

in

the

EU

GDPR

is

that

UBS

ESE

ES

may

not

transfer

personal

data

to

a
jurisdiction

outside

the

European

Economic

Area

(
EEA
),

unless

it

can

satisfy

a

condition

for

the
transfer as set out in Chapter V of the EU GDPR.

24

Article 9(2)(a) of

the E
U GDPR –
please also refer

to limitations on

the applicability of

consent discussed in

paragraph
3.9

of section
3
:
Scope, assumptions and qualifications.

25
    i.e.,
genetic data,

biometric

data

wh
en

used

for

ID purposes

and

health information.

Article 9(1)

of

the

Spanish DPA

establishes that

processing may

not be

based on

consent alone

if its

main purpose

for the

processing is

to identify

racial or

ethnic background,

political
opinions, religious or philosophical

beliefs, or trade union membership,

data concerning sex life or

sexual orientation.

This shall not prevent
the processing of such special categories of data under the other legal basis of Article 9 of the EU GDPR.

0036335-0000808 UKO1: 2005598297.13

1.12

Article 45 of the

EU GDPR allows for

UBS ESE ES

to transfer personal data

to a recipient outside

the
EEA where the European

Commission has decided

that this third country

ensures an adequate level

of
protection. For the

purposes of providing

Covered Books and

Records to UBS

AG London

Branch,
the adequacy decision of the European Commission currently

in effect in respect of

the UK

26

allows
transfers of personal data

from the EEA, including

Spain, to the

UK to be made

freely.

Any transfer
from

UBS

ESE

ES

to

UBS

AG

London

Branch

would

therefore

be

permitted

without

limitation
(provided that the disclosure otherwise complied with the EU GDPR).
1.13

It should be noted that

under Article 44 sent. 1, Recital

101 of the EU GDPR any

onward transfer of
UBS ESE ES’ Covered Books and Records by UBS AG London Branch to the SEC is still subject to the transfer requirements

of the EU

GDPR. In this

regard it is

helpful that the

European Commission’s
adequacy decision for

the United Kingdom

addresses onward transfers

from the UK

and notes that the
regime

on

international

transfers

under

the

UK

GDPR
27

and

UK

Data

Protection

Act

2018

is

“
in
substance identical
” to

the transfer

regime under

the EU

GDPR.
28

The primary

options

available to
UBS

AG

London

Branch

pursuant

to

this

EU

GDPR

restriction

applicable

to

UBS

ESE

when
disclosing UBS ESE ES’

Covered Books and Records to

the SEC in the

US are set out

in paragraph
1.14 of this Annex 1, below.
1.14

Derogations (Article

49 of

the EU

GDPR)
29
: Where

a transfer mechanism

adopted by

the European
Commission

in

respect

of

the

US

is

not

available

(as

is

currently

the

case),

derogations

from

the
transfer

prohibition

are

potentially

available

under

EU

GDPR

for

facilitating

UBS

AG

London
Branch’s transfer of personal

data contained

in UBS

ESE ES’

Covered Books

and Records

to the SEC.

1.15

These derogations include:
30

(a)

Consent : Consent must be freely given in order to be valid.
31

(b)

Legitimate interests
: a data

transfer on the

basis of legitimate

interests may take

place if (i) the
transfer

is

not

repetitive,

(ii) the

transfer

concerns

only

a

limited

number

of

data

subjects,
(iii) the transfer

is necessary

for the

purposes of

compelling legitimate

interests pursued

by
UBS ESE

ES, (iv) UBS

ESE ES’

legitimate interests

are not

overridden by

the interests

or
rights and freedoms

of the Rights

Holder, (v)

UBS ESE

ES

has assessed

all the circumstances
surrounding

the

data

transfer,

and

(vi) UBS

ESE

ES

has,

on

the

basis

of

that

assessment,
provided suitable

safeguards with

regard to

the protection

of personal

data,
32

the legitimate
interests derogation

may be the

most appropriate

Article 49

of the EU

GDPR ground

on which
UBS ESE ES could

rely to transfer data

to the SEC. In

addition, according to Article

43 of the
Spanish

DPA,

UBS

ESE

ES

shall

inform

the

Spanish

Data

Protection

Authority

of

the
international data

transfer to

the SEC

based on

legitimate interests.

UBS ESE

ES shall

also
inform data

subjects of

the transfer

and of

the overriding

legitimate interests

pursued. This
information shall be provided prior to the carrying out of the transfer.
26

Commission Implementing Decision of 28.6.2021

pursuant to Regulation (EU) 2016/679 of the

Eu
ropean Parliament and of the Council on
the adequate protection of

personal data by the United

Kingdom. Please note that

in the future the adequacy

decision may be withdrawn,

not
prolonged or restricted and that the current adequacy decision is limited to four years.
27
    The
General Data Protection Regulation

2016/679 as it forms part

of “retained EU law” as

defined in the European Union

(Withdrawa
l) Act
2018 in the UK.
28

Paragraph 2.5.7, recitals (74)

and (75) of

the Commission Implementing Decision of

28.
6.2021 pursuant to

Regulation (EU) 2016/679 of
the European Parliament and of the Council on the adequate

protection of personal data by the United Kingdom.
29

The European

Data Protection

Board has

issued guidelines

to provide

guidance as

to the

applicati
on of

Article 49

of the

EU GDPR

on
derogations in the context of transfers of personal data to

third countries.
30

The available

derogations also

include, among

others, a

derogation based

on public

interest. However,

the

public interest

derogation in
Article 49(1)(d)

of the

EU GDPR

regarding international transfers

of personal

data refers

to the

transfer being ‘necessary

for reasons

of
public interest’

and differs from

the public interest

legal basis

in Article

6(1)(e) of the

EU GDPR (referring

to the processing

being ‘necessary
for the

performance of

a task

carried out

in the

public interest’).

However, please

note that

there is

no guidance

from the

Spanish Data
Protection Authority on the applicability

of this particular derogation and

that it is also uncertain whether

this derogation can be extended to
this case.
31
    Please refer to paragraph
1.5(a)

of this Annex 1 and note that valid consent is assumed

in Assumption
4

of Annex 2.
32
    Last paragraph of Article 49(1) of the EU GDPR.

0036335-0000808 UKO1: 2005598297.13

Each of the consent and legitimate interest derogations need to be applied on a case-by-case basis.
33

1.16

Access to Covered Books and

Records granted to the SEC

in the course of On-Site Inspections

would
not entail UBS ESE ES

effecting an international transfer

and so restrictions in Chapter

V of the EU
GDPR would not apply to that situation.
2.

CREDIT INSTITUTIONS’ DUTY OF CONFIDENTIALITY
Scope of duties
2.1

UBS ESE

ES, as

a branch

of a

credit institution,

is subject

to the

regulations governing

the organisation
and

discipline

of

credit

institutions

in

Spain.

Accordingly,

it

shall

comply

with

its

duty

of
confidentiality towards the

balances, positions, transactions

and other operations

of its clients as

Right
Holders.
2.2

In particular, article 83 of Law 10/2014
34

states as follows:

“Article 83. Duty to reserve information.
1. Institutions

and other

persons subject

to the

regulations

governing the

organisation

and
discipline of

credit

institutions are

obliged to

keep

confidential information

relating

to

the
balances, positions, transactions

and other operations of

their customers, which

may not be
communicated or disclosed to third parties.
2.

Exempt from

this

duty shall

be information

in

respect

of

which the

customer or

the

law
permits

its

communication

or

disclosure

to

third

parties

or

which,

as

the

case

may

be,

is
required or

must be sent to the respective supervisory authorities or within the framework of
compliance with the obligations

established in Law 10/2010, of

28 April, on the prevention of
money laundering and the financing of terrorism. In this case, the transfer of the information must comply with the provisions of the client itself or with the law. […].
3.
Information

exchanges

between

credit

institutions

belonging

to

the

same

consolidated
group are likewise an exception to this rule”.
2.3

First, it is worth considering whether or not

this rule would apply to the Recipient.

In this regard, we
must consider the provisions

of Law 10/2014
35
, which stipulates that

branches in Spain of

EU credit
institutions shall "respect, in the exercise of their activity in Spain, the provisions on the organisation
and

discipline of

credit

institutions which,

where

applicable, are

applicable, as

well

as

any others
issued for reasons of general interest, whether at the state, regional or local level".

2.4

These so-called

organisational and

disciplinary provisions

include the

duty of confidentiality

as set

out
in Article 83 of Law 10/2014, which is a rule of Spanish law not derived from EU harmonisation and is applicable

to institutions

or branches

providing banking

services in

Spain through

a passport

regime,
as the Recipient does.
2.5

By application of the first

paragraph of the aforementioned provision, therefore, in

the event that the
Covered Books and Records contain

information relating to the balances,

positions, transactions and
other operations of

the Right Holders,

UBS ESE ES

would be restricted

by this duty

in its ability

to
transmit this information to

the SEC. This duty only

applies to information held or

controlled by UBS
ESE ES that relates to its customers.
33

Article 49(1) EU GDPR at sentence 1 paragraph (a) and

sentence 2, respectively.

34

Law 10/2014, of 26 June, on the regulation, supervision and solvency of credit institutions (
Law 10/2014 ).
35
    In particular, a rticle 12.2 of Law 10/2014 .

0036335-0000808 UKO1: 2005598297.13

Consent
2.6

However, Article 83(2) of

this provision establishes

a number of

possible waivers

or exceptions to

this
confidentiality

duty.

Among

them,

of

particular

interest

and

application

to

the

case

at

hand

is

the
exception

whereby

the

consent

of

the

client

to

the

transfer

of

data

about

his

balances,

positions,
transactions

and

other

operations

(to

UBS

AG

London

Branch

for

the

purpose

of

providing
information

to

the

SEC

or

to

the

SEC

in

the

course

of

On
- Site
Inspections

in

Spain
)   would
automatically
mean

that
such

transfer
would
not

constitut
e
a

breach

by

UBS

ESE

ES

of

the
abovementioned regulation.
2.7

The consent of the client must

be sufficiently broad in its

drafting to allow the disclosure or delivery
of

information

regarding

the

Covered

Books

and

Records

to

UBS

AG

London

Branch

and

for

its
providing to the SEC. Ideally, the consent should include that UBS ESE

ES is providing access to the
Covered

Books

and

Records

to

UBS

AG

London

Branch

and

allow

UBS

AG

London

Branch

to
disclose it to regulatory authorities (or specifically to the SEC) or otherwise the consent might be not valid. However, the consent clause agreed with the client could be broad enough that any UBS entity could

be

entitled

to

have

access

to

the

Covered Books

and

Records (e.g.

the

consent

clause

could
include

that

the

information

would

be

transferred

to

any

UBS

entity

in

order

to

fulfil

SBSD
requirements before the SEC or other regulatory authorities).

2.8

Thus, the right of UBS ESE ES' banking clients to have their banking data covered by confidentiality
(which derives

from the

obligation of

the institutions

concerned to

ensure banking

secrecy) is

waivable
and can be

excluded by way

of consent. Since

this consent, as

stated in assumption 4

in Annex 2,

is
assumed to have been

properly gathered, there would

be no obstacle arising

from the Spanish banking
secrecy regulations that would prevent the Recipient from being able to share the Covered Books and
Records with the SEC for regulatory compliance purposes.
Credit institution consolidated group exemption
2.9

The provision of access to Covered Books and Records by UBS ESE ES to UBS AG London Branch
is

also

exempted

if

both

credit

institutions

are

part

of

the

same

consolidated

group

(“
grupo
consolidable
”) as set

out in article

83 (3) of

Law 10/2014
36
. Article 83

(3) of Law

10/2014 does not
specifically define

the concept

of consolidated

group (“
grupo consolidable
”). However,

taking into
account that Law 10/2014 is the implementation of CRD

IV under Spanish law it is our view that this
concept

should

be

interpreted

in

accordance

with

Regulation

(EU)

No

575/2013

of

the

European
Parliament and of the

Council of 26 June

2013 on prudential requirements for

credit institutions and
investment firms

and amending

Regulation (EU)

No 648/2012 (
CRR
). Point

(47) of

Article 4(1)

of
CRR defines

the

concept of

“consolidation situation”

(name that

CRR gives

to

consolidated group
(“ grupo consolidable ”)) as:
“
the situation

that results

from

applying the

requirements

of this

Regulation in

accordance
with Part One, Title

II, Chapter 2 to an institution as if

that institution formed, together with
one or more other entities, a single institution. ”
Article

11.1

of

CRR, which

is

the first

article of

Part One

Title

II, Chapter

2 of

CRR, sets

out

the
following:
“
Parent

institutions

in

a

Member

State

shall

comply,

to

the

extent

and

in

the

manner
prescribed in Article 18, with the obligations laid down in Parts Two to Four and Part Seven on the basis of their consolidated situation.”
2.10

In light of the above, an EU consolidated group (“ grupo consolidable ”), which can be a sub-group of
a

larger

non-EU

consolidation

group

(as

is

the

case

for

UBS)

exists

when

the

parent

company

is
36

Law 10/2014, of 26 June, on the regulation, supervision and solvency of credit institutions (
Law 10/2014 ).

0036335-0000808 UKO1: 2005598297.13

constituted

in

an

EU

Member

State.

In

this

regard,

it

should

be

noted

that

in

accordance

with
assumption 5 (set out in Annex

2) UBS AG (a) is the parent

company of the UBS group and

(b) is not
incorporated in an

EU Member State

(it is

a Swiss

bank).

Under this assumption,

UBS ESE

ES and
UBS AG London Branch would

not be part of

the same EU consolidated group,

the requirements of
the exemption to the duty of confidentiality are not met and disclosure would not be allowed.
Supervisory authorities exemption
2.11

When the

consent of the

Rights Holder has

been duly obtained,

as noted above,

the aforementioned
article 83(2)

of

Law 10/2014

also includes,

as

an exception

that

discharges

the Recipient's

duty

of
confidentiality,

the

case

where

information

is

shared

at

the

request

or

requirement

of

supervisory
authorities:

“[…] Exempt from this duty shall be information in respect of which the customer or the law permits

its

communication

or

disclosure

to

third

parties

or

which,

as

the

case

may

be,

is
required or must be sent to the respective supervisory authorities […]”.
2.12

It is uncertain

whether a request issued

directly by the

SEC would fall

within this exemption. In

our
view, and

given that the entity to be

registered with the SEC is in

fact UBS AG as a

Swiss bank (i.e.
an entity

not subject

to the

supervision of

the Spanish

supervisory authorities),

we consider that

the
SEC does not fall

within the supervisory authorities whose request would

be considered to be issued
by " the respective supervisory authorities
" for the purposes of

Spanish law,

thus not benefiting from
this exemption.
2.13

Nevertheless, it is

uncontroversial that

the CNMV

is indeed

an authority

with supervisory

powers over
UBS ESE ES for

these purposes, so

that a request from

this organisation would doubtlessly

fall within
this exemption.

The CNMV's

powers under

Spanish law
37

also include

the CNMV's

ability to

carry
out

its

supervisory

duties and

exercise its

powers in

cooperation with

supervisory authorities

from
other

countries

(these

powers,

of

course,

include

requesting

information

and

carrying

out

on-site
inspections, as the

Spanish provisions generally provide

the CNMV with broad

supervisory powers)
and, in particular, the Spanish law also provides for the establishment, by the

CNMV,

of cooperation
mechanisms or agreements with

supervisory authorities of non-EU

countries
38

such as the

SEC. The
ECB is

also an

authority with

supervisory powers

over UBS

ESE ES,

and cooperation

mechanisms
between the ECB and the SEC are set out under the ECB MoU
39
.

2.14

Thus, we consider that this

exemption would be applicable in

the event that the relevant

information
or requirement

is requested

or issued

by the

CNMV or

the ECB

in the

framework of

a supervisory
request

in

the

context

of

cooperation

between

authorities,

such

as

in

the

context

described

in

the
following section 3. This interpretation can be applied in the context of an On-Site Inspection.
2.15

However, it is our view that

this exemption from confidentiality

could not be applied

in relation to the
provision of the Covered Books

and Records to UBS AG

London if any such request

of information
has

been

addressed

solely

to

UBS

AG

London.

For

this

exemption

to

be

applied,

the

request

of
information has

to be

addressed to

the relevant

legal entity

subject to

the duty

of confidentiality

(in
this case, UBS

SE or UBS

SE Spanish branch)

by the relevant

supervisory authority (the

CNMV or
the ECB) in the

context of a cooperation

with the supervisory

authorities of a

third country such as

the
SEC, and

not under

a demand

addressed to

a branch

of

a third

country credit

institution (UBS

AG
London Branch). The CNMV

could request the

Covered Books and Records

from UBS ESE ES

out
of

a

cooperation

mechanism

or

agreement

with
a   non -
EU

authority

(SEC)
,   but
the

duty

of
confidentiality may

not be

exempted solely

on the

basis of

a request

of a

branch of

a third

country
credit institution (UBS AG London Branch) (unless the consent exemption applies).

37

Article 234 of the Royal Legislative Decree 4/2015, of 23 October, approving the revised text of the Securities Market Law.

38
    Article 2 47
of the Royal Legislative Decree 4/2015, of 23 October, approving the revised text of the Securities Market Law.

39

Please refer to Article II, Article III and Article V

of the ECB MoU.

0036335-0000808 UKO1: 2005598297.13

3.

SUPERVISORY AUTHORITIES’ ARRANGEMENTS WITH THE SEC
1992 Memorandum of Understanding
3.1

In

1992,

the

CNMV

and

the

SEC

signed

the

1992

CNMV

MoU.

The

1992

CNMV

MoU

is

a
Memorandum of Understanding for cooperation

between authorities. In particular,

these supervisory
authorities

agreed

to

provide

each

other

with

all

the

assistance

permitted

by

their

respective
regulations, including

in the

event that

any of

the rules

of their

markets had

been infringed,

even if
such

infringement

was

not

a

violation

in

the

jurisdiction

of

the

authority

receiving

the

request

for
assistance.
3.2

The assistance agreed to be provided includes the following capabilities:
(a)

Providing access to information in the records and files of the authority receiving the request for assistance.
(b)

Taking testimony and statements from persons.
(c)

Obtaining information and documents from persons.
(d)

Conducting inspections or

reviews of entities

carrying out securities

market activities for

their
own account or for the account of others (for this

functionality, it is specifically mentioned in
the

1992

CNMV

MoU

that

the

option

for

the

requesting

authority

to

be

present

at

the
inspection is envisaged, although there

is no mention of the ability

of the requesting authority
to conduct an inspection for its own account without the intervention of the local authority).
3.3

The listed functions can

indeed be interpreted as

enabling access to the

Covered Books and Records
and

the

completion

of

On-site

Inspections

(in

particular

points

(c)

and

(d)).

However,

in

the

1992
CNMV MoU

the authorities

acknowledge that,

in some

circumstances, they

may not

have the

legal
authority to provide

the assistance in

question and, indeed, recognise

that it is

merely a statement of
intent and does not imply the imposition of any legal

obligations on either party nor can it in any way
operate as a substitute for the local law applicable in each case.
3.4

Notwithstanding the fact that

the 1992 CNMV

MoU signing authorities have

indeed stated that they
may not have the

legal authority to carry

out their cooperation

activities as described therein,

it should
be noted

that in

general Spanish

law
40

grants the

CNMV broad

supervisory powers,

which include
both obtaining information and documentation

and conducting on-site inspections.

These powers also
include the exercise

of its

powers in a

framework of collaboration

with supervisory

authorities of other
states and, in particular, of third states such as the SEC.

3.5

The

exercise

of

these

powers

by

the

CNMV

to

exercise

the

relevant

supervisory

activities,

as
mentioned in paragraphs

2.8 to 2.11 above,

would also mean

that the duty of

banking secrecy required
from UBS ESE

ES towards its

customers' balances, positions,

transactions and other

operations would
be exempted

by applying

the exception

whereby this

duty of

confidentiality does

not apply

in the

event
of a request from authorities with supervisory powers, in this case the CNMV (which, in the exercise of its powers, would cooperate

in this context with the

SEC for the fulfilment of

its supervisory duties
over SBSDs)
41
.
3.6

It should

be noted,

however, that

the purpose

of these

supervisory and

cooperation exercises

by the
CNMV

to

issue

requirements

or

carry

out

supervisory

activities

should

be

clearly

defined

and
sufficiently substantiated.

Indeed, as

explained above,

in no

case are

we talking

about legal

obligations
deriving from the 1992 CNMV

MoU and enforceable against the

CNMV,

which could refuse to carry
40

Article 234 of the Royal Legislative Decree 4/2015, of 23 October, approving the revised text of the Securities Market Law.

41
    Article 83(2) of Law 10/2014.

0036335-0000808 UKO1: 2005598297.13

out the supervisory

tasks requested by

the SEC on

the grounds of,

among others, reasons

of general
interest.
2021 Memorandum of Understanding
3.7

In 2021, the SEC, the CNMV

and the BoS signed the 2021 MoU.

The 2021 MoU is a Memorandum
of Understanding

for cooperation

between authorities.

In specific,

these supervisory

authorities agreed
to cooperate to support

the facilitation of

the ability of

certain entities to

complain with particular

U.S.
requirements

through

substituted

compliance

with

certain

provisions

under

the

laws

of

Spain

and
supervision and enforcement by the SEC

of its laws and regulations, including

as contemplated under
substituted compliance. The

entities covered by

the 2021

MoU are

security-based swap entities

that
operate in the United States and Spain on a cross-border basis.
3.8

Under the 2021 MoU, the SEC, the CNMV and the BoS agreed to

consult regularly:
42

(a)

General supervisory and oversight issues or other related developments;
(b)

Issues relevant to the operations,

activities and regulation related

to the activities raised under
security-based swaps agreements;
(c)

The operation of the 2021 MoU and the subsisted compliance order explained below; and
(d)

Any other areas of mutual interest.
3.9

In particular, the SEC,

the CNMV and

the BoS agreed

to cooperate and

exchange information

through
the following commitments:
43

(a)

The CNMV

and BoS

intend to

provide to

the

SEC on

an ongoing

basis information

of the
SBSD ( Ongoing Notification );
(b)

Provision of

information for

the purposes

of supervision

and oversight

of the

relevant security-
based

swap entity.

Such information

may

include information

relevant to

the financial

and
operational

condition

of

the

security-based

swap

entity

(
Request-Based

Information
Sharing );
(c)

Consultations

between

authorities

to

update

each

other’s

on

their

respective

functions

and
regulatory oversight programs ( Periodic Consultations );
(d)

Provision

of

information

on

a

voluntary

basis

without

request

(
Provision

of

Unsolicited
Information ).
3.10

The

cooperation

between

the

SEC,

the

CNMV

and

the

BoS

also

includes

providing

access

to
information (
Direct Requests

Made to

Covered Firms
)
44

and facilitating

On-Site Inspections

(
On
Site Visits ).
45

3.11

None

of

the

provisions contained

in

the

2021 MoU

should

be

construed as

a

limitation on:

(i)

the
SEC´s ability to obtain Covered Books and Records or conduct On-Site Inspections; (ii) the security-
based swap entity obligations

under U.S. law,

including the obligation to

provide its Covered Books
and Records

directly to

the SEC;

or (iii)

a SBSD

to provide

an opinion

of counsel

and certification
pursuant to

Exchange Act

Rule 15Fb2-4(c)(1)

regarding the

SEC´s ability

to obtain

the Covered

Books
and Records or conduct On-Site Inspections.
46

42
    Please refer to Article III of the 2021 MoU.
43
    Please refer to Article III of the 2021 MoU.
44
    Please refer to Article IV of the 2021 MoU.
45
    Please refer to Article V of the 2021 MoU.
46
    Please refer to paragraph 46 of the 2021 MoU.

0036335-0000808 UKO1: 2005598297.13

3.12

With respect to

security swap

dealer entities

under supervision

of the

ECB, the

commitments contained
in the MoU 2021 do not include any information, document

or action which is in the sole remit of

the
ECB or otherwise cannot be shared by the CNMV or the BoS without the consent of the ECB.
47

3.13

The MoU 2021 states

that with respect to

cooperation under the MoU, no

banking secrecy,

blocking
laws, or other regulations or legal barriers should prevent the authorities from providing assistance to the SEC.
48

3.14

Lastly, the

2021 MoU does not

create any legally binding

obligations confer any rights

or supersede
domestic laws or other laws.
49

ECB MoU
3.15

On August 16, 2021, the SEC and the

European Central Bank signed the ECB MoU. The ECB MoU
is

a

Memorandum

of

Understanding

concerning

consultation,

cooperation

and

the

exchange

of
information

related

to

the

supervision

and

oversight

of

certain

cross-border

over-the-counter
derivatives entities in connection with the use of substituted compliance by such entities.
3.16

Under the ECB MoU,

the SEC and the

ECB agree to provide each

other with the fullest cooperation
permissible as permitted

by their respective

regulations. The

ECB MoU further

states that with

respect
to cooperation under the ECB MoU, no

banking secrecy, blocking

laws, or other regulations or legal
barriers should prevent the ECB from providing assistance to the SEC under the ECB MoU.
50

3.17

The cooperation to

be provided by

the ECB includes

providing access to

information
51

and facilitating
On-Site

Inspections by

the SEC
52
.

Where

necessary in

order

to

fulfil

its

supervisory and

oversight
responsibilities, the SEC may conduct On-Site Inspections to inspect, examine, and obtain books and records of the firm being inspected
53
.
3.18

For the

sake of

clarity we

note that

the ECB

MoU does

not create

any legally

binding obligations,
confer any rights or supersede domestic laws or other laws
54
.
Substituted compliance order
3.19

On 22 October 2021, the SEC

granted an application of the CNMV

determining that compliance with
Spanish legal requirements

by the class of

market participants specified

and described therein

satisfies
the analogous requirements applicable

to a security-based swap

dealer or major security-based

swap
participant

registered

with

the

SEC

that

is

not

a

US

Person

under

Section

15F

of

the

Securities
Exchange Act of 1934 and regulations thereunder.
4.

PRIVACY

AND HUMAN RIGHTS
4.1

Article 8

ECHR confers

a general

right to

“
respect for

his private

and family

life, his

home and

his
correspondence
”.

This

right

is

directly

applicable

in

Spain.

The

right

to

privacy

clearly

applies

to
natural persons. In certain situations legal

persons, such as companies, have been

held to benefit from
a right to privacy in certain

situations. The European Court of Human

Rights assumed in a September
2014 case

that the

reputation of

a company

fell under

the notion

of private

life under

Article 8

ECHR.
55

47
    Please refer to Article I of the 2021 MoU.
48
    Please refer to paragraph 26 of the 2021 MoU.
49
    Please refer to paragraph 27 of the 2021 MoU
50
    Please refer to Article II of the ECB MoU.
51
    Please refer to Article III of the ECB MoU.
52
    Please refer to Article V of the ECB MoU
53
    Please refer to paragraph 45 of the ECB MoU.
54
    Please refer to paragraph 27 of the ECB MoU.
55

Firma EDV Für Sie, EFS Elecktronische Datenverarbeitung Dienstleistungs

GMBH v Germany

Application 32783/08.

0036335-0000808 UKO1: 2005598297.13

4.2

Article 8 ECHR

does not in

itself give rise

to a free-standing

cause of action

– instead an

action arising
from a

wrongful act,

a breach

of agreement

or other

legal obligation,

such as

under the

EU GDPR,
must be brought, and the court will then be obliged to consider the application of Article 8 ECHR.

4.3

Article 8

ECHR is,

as it

were, the

fundamental legal

foundation on

which the

EU GDPR

has

been
based.

The EU

GDPR elaborates

on the

applicable principles

of

and the

rules

on the

protection of
natural persons when it comes to processing of personal data.
56

The ECHR can further be relied upon
when

interpreting

this

EU

GDPR

law

if

necessary.

The

EU

GDPR

can

therefore

be

seen

as

the
regulation detailing

the right

laid down

in Article

8 ECHR,

when it

comes to

the processing

of personal
data. The EU GDPR and Article ECHR cannot be seen entirely separately from each other.
Application and exceptions
4.4

Article 8 is a qualified right,

meaning that it can be breached

in accordance with Article 8(2) – that

is,
where doing so is:
(a)

in accordance with the law;
This

criterion

has

two

aspects:

the

measure

complained

about

must

have

some

basis

in
domestic

law,

whether

that

is

an

act

of

parliament,

delegated

legislation

or

case

law,

and
secondly, that the domestic law has to be sufficiently precise so that an individual can foresee
with a reasonable

degree of certainty

the consequences of

their actions or

the circumstances
in which the authority may take a particular course of action.
57

The relevant consideration on
the

first

aspect

is

the

legal

basis

on

which

the

court

would

allow

Article

8

ECHR

to

be
breached. The second aspect in effect requires that the domestic law cannot be so broad as to enable

arbitrary action.

In

determining

whether to

allow

information

to

be

provided to

the
SEC, the

court would

have to

balance the

relevant legal

duty with

the merits

of permitting
disclosure. These duties of confidence establish limits on the court’s actions,

thus preventing
arbitrary action by the court.
(b)

is necessary in a democratic society;

This criterion

is intended

to ensure

the proportionality

of an

intrusion into

private life.

To meet
this criterion, there must be a “ pressing social need ” for the interference, and the interference must be proportionate to that need.
58

and
(c)

in the interests

of national security,

public safety or the

economic well-being of the

country,
for

the

prevention

of

disorder

or

crime,

for

the

protection

of

health

or

morals,

or

for

the
protection of the rights and freedoms of others (i.e. a legitimate aim).
This

criterion

is

intended

to

ensure

that

the

purpose

of

an

intrusion

into

private

life

is
adequately serious so as to justify the intrusion.

4.5

As the EU GDPR and

Article 8 ECHR cannot been seen entirely

separately from each other,

and the
provision

of information

to

the

SEC by

UBS ESE

ES will,

insofar this

contains personal

data, fall
entirely within the

scope of the

EU GDPR, we

consider that

the criteria set

out in paragraph

4.4 are
met, as long as UBS ESE ES complies with the requirements set out in paragraphs 1.1 to 1.12 above.

56
    See also recitals (1) and (2) EU GDPR.
57
    Malone v UK [1984] ECHR 10 at 68.
58

Dudgeon v UK

(1982) 4 E.H.R.R. 149 at 164.

0036335-0000808 UKO1: 2005598297.13

ANNEX 2
ASSUMPTIONS
This opinion relies on the following assumptions:
1.

UBS AG has

a “prudential regulator”

as defined by

Section 3 of

the US Securities

Exchange Act of
1934

(the
Securities Exchange

Act
).

As

such,

the

Covered Books

and

Records considered

in

this
opinion are limited to what a prudentially regulated SBSD must be able to share with the SEC.

2.

Additionally, in accordance with SEC Guidance at

85 FR 6297, books and records pertaining to SBS
transactions entered into prior to the date that UBS AG submits an application for registration are not
Covered Books and Records.

3.

Where transfers of

personal data are

made to the

SEC in the

absence of an

adequacy determination,
such disclosure will

be made in

compliance with Articles 44
et seq
. of the

EU GDPR and

limited to
what

is

necessary

for

the

purpose

of

the

transfer

(i.e.

compliance

with

the

principle

of

data
minimisation, e.g. by applying less intrusive processing activities such as redaction).
4.

UBS ESE ES has obtained

all necessary prior consent

of the persons (e.g
. , counterparties, employees)
whose information is or will be included in Covered Books and Records to provide UBS

AG London
with access to the

Covered Books and Records including for

forwarding this information to the SEC
or to allow On-Site Inspections

to the SEC, to the

extent, as considered in this opinion,

such consent
would constitute valid

consent and such

consent has not

been withdrawn.

Insofar as Covered

Books
and Records relate

to employees of

UBS ESE ES,

such employees are

“associated persons” of

UBS
AG
for

purposes

of
17

CFR

§
240.18a -
5(b)(8)

who

ha
ve
agreed

to

sharing

of

their
personal/employment information

with

the

SEC in

the

event

of

a

request for

information from

the
SEC.

5.

UBS AG is not constituted in the EU and is the parent company of the

UBS group.

6.

The SEC will restrict

its information requests

for, and use of, any information

pursuant to its access

to
Covered Books

and Records and

On-Site Inspections to

only the

information that

it requires

for the
legitimate and specific purpose of fulfilling

its regulatory mandate and responsibilities by

evaluating
compliance with

legal obligations

designed to

ensure the proper

legal administration

of SEC-regulated
firms (which includes regulating,

administering, supervising, enforcing

and securing compliance with
the

securities or

derivatives laws

in its

jurisdiction) and

to

prevent and/or

enforce against

potential
illegal behaviour.
7.

Similarly,

UBS

ESE

ES

will

ensure

that

its

disclosures

are

compliant

with

the

data

protection
principles set

out

in

Article 5

of

the

EU

GDPR.
59

We

understand that

UBS’

general experience

in
responding

to

information

requests

from

the

SEC

(or

other

US

and

non-US

regulators)

leads

it

to
maintain

a

belief,

which

it

considers

to

be

reasonable,

that

UBS

ESE

ES

can

and

(subject

to

any
changes

in

applicable

law

and

regulation

and/or

the

approach

of

relevant

regulators,

including

the
ICO) will continue

to be able to comply with these data

protection principles in the course of

making
disclosures of the sort required when providing

access to Covered Books and Records and

submitting
to On-Site Inspection.
60

8.

It is the SEC's

practice to limit the type

and amount of personal data

it requests during examinations
to

targeted

requests based

on risk

and

related to

specific clients

and accounts,

and employees.

The
requested

information

may

include

some

limited

criminal

records

data

and

‘special

category

data’
under the EU

GDPR (as described in

paragraph 1.2 of Annex

1 to this

opinion). We

understand that
this aligns with UBS’

general experience in

responding to information

requests from the SEC,

leading
59
    These principles are set out in
Annex 1

at paragraph
1.9.

60
    See the SEC   G uidance at 85 FR 6298 .

0036335-0000808 UKO1: 2005598297.13

it to

maintain a

belief, which

it considers

to be

reasonable, that

this assumption

is, and

will remain,
accurate

(subject

to

any

changes

in

applicable

law

and

regulation

and/or

the

approach

of

relevant
regulators).
61

9.

Information, data and documents received

by the SEC are

maintained in a secure manner

and, under
strict

US

laws

of

confidentiality,

information

about

individuals

cannot

be

onward

shared

save

for
certain

uses

publicly disclosed

by

the

SEC, including

in

an

enforcement

proceeding,

pursuant to

a
valid and non-exempt US Freedom of

Information Act (
FOIA ) request,
62

pursuant to a lawful request
of the

US Congress

or a

properly issued

subpoena, or

to other

regulators who

have demonstrated

a
need for the information and provide assurances of confidentiality.

10.

Any data held by UBS ESE ES that is

subject to a disclosure request from the SEC, either

by way of
access or

On-Site Inspection,

will

be held

by UBS

ESE ES

in

Spain.

Whilst UBS

ESE ES

will

be
subject

to

direct

On-Site

Inspection

by

the

SEC

in

Spain,

UBS

ESE

ES

will

provide

access

to

its
Covered Books

and Records

(beyond On-Site

Inspections) to

UBS AG

London Branch,

rather than
providing this access directly to the SEC.
11.

All terms of

business entered into

with clients conducting

SBS transactions contain clear

statements
such that

clients are

aware that

that regulatory

oversight will

be exercised

by regulatory

authorities
and that

information regarding

their transactions,

including their

personal data,

can be

disclosed to
regulatory authorities (for example, clause 10, and

in particular clause 10(b) of the terms

of business
for professional clients and eligible counterparties (March 2019)
63
).
12.

UBS AG does not include the information

described in 17 C.F.R. §§.18a-5(b)(8)(i)(A) through (H) or
240.18a-5(a)(10)(i)(A)

through

(H),

as

the

case

may

be,

in

questionnaires

or

applications

for
employment

executed

by

an

associated

person

who

is

not

a

US

Person

(as

defined

in

17

C.F.R.
§240.3a71-3(a)(4)(i)(A)), unless UBS

AG is required to

obtain such information under

applicable law
in the jurisdiction in which

the associated person is employed

or located or obtains such

information
in conducting a background check that is customary for UBS AG in that jurisdiction and the creation
or maintenance of records reflecting that information

would not result in a violation of applicable

law
in the jurisdiction in which the associated person is employed or located.
61
    See the SEC   G uidance at 85 FR 6298 . This assumption also
aligns with the information that we understand

was provided by the SEC to the
ICO per page 2 of the ICO Letter.
62

We

do not

give any

views in

the opinion

to matters

of US

law,

though we

understand that

information can

be
made public

pursuant to
requests under

the US

FOIA, and

that certain

information is

exempt from

such requests,

including (among

others): (1)

a trade

secret or
privileged or confidential commercial or financial information obtained from a person; (2) a

personnel, medical, or similar file the

release
of which would constitute a clearly unwarranted invasion of personal privacy; (3) information compiled for law enforcement purposes, the release of which (a) could reasonably be expected to interfere with law enforcement proceedings;

(b) would deprive a person of a right to a
fair trial or an impartial adjudication; (c) could reasonably be expected to constitute an unwarranted invasion of personal privacy; (d) could
reasonably

be

expected

to

disclose

the

identity

of

a

confidential

source;

(e)

would

disclose

techniques,

procedures,

or

guidelines

for
investigations or prosecutions;

or (f) could

reasonably be expected

to endanger an

individual's life or

physical safety; (4)

contained in or
related to examination, operating, or condition reports about financial institutions that the SEC regulates or supervises.
63

Available

at:
https://www.ubs.com/global/en/investment-bank/regulatory/_jcr_content/mainpar/toplevelgrid/col1/linklist_1815406319/
link.1894740908.file/PS9jb250ZW50L2RhbS9JbnZlc3RtZW50QmFuay9kb2N1bWVudHMvaWJ0ZXJtcy90ZXJtcy1vZi1idXNpbmVzcy
5wZ GY=/terms-of-business.pdf .

0036335-0000808 UKO1: 2005598297.13